                               POWER OF ATTORNEY

    Know All Men by These Presents, that each person whose signature appears below constitutes and appoints David M. Butowsky, Stuart M. Strauss and Ronald
M. Feiman and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Dean Witter Global Dividend Growth Securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                SIGNATURE                                    TITLE                        DATE
           ---------------------------------------------------  -------------------------------  ----------------------
                            /s/ MICHAEL BOZIC                               Trustee                 January 29, 1998

                            /s/ EDWIN J. GARN                               Trustee                 January 29, 1998

                            /s/ JOHN R. HAIRE                               Trustee                 January 29, 1998

                          /s/ MANUEL H. JOHNSON                             Trustee                 January 29, 1998

                          /s/ MICHAEL E. NUGENT                             Trustee                 January 29, 1998

                          /s/ JOHN L. SCHROEDER                             Trustee                 January 29, 1998

                           /s/ WAYNE E. HEDIEN                              Trustee                 January 29, 1998

                               POWER OF ATTORNEY

    Know All Men by These Presents, that each person whose signature appears below constitutes and appoints Barry Fink and Marilyn K. Cranney and each and any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-14 of Dean Witter Global Dividend Growth Securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

                                SIGNATURE                                    TITLE                        DATE
           ---------------------------------------------------  -------------------------------  ----------------------
                       /s/ CHARLES A. FIUMEFREDDO                           Trustee                 January 29, 1998

                          /s/ PHILIP J. PURCELL                             Trustee                 January 29, 1998